SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A)
of the Securities Exchange Act of 1934

Filed by the Registrant / X /

Filed by a Party other than the Registrant / /

Check the appropriate box:

/          /    Preliminary Proxy Statement.
/        /    Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2)).
/      /    Definitive Proxy Statement.
/X    /    Definitive Additional Materials.
/       /    Soliciting Material Pursuant to § 240.14a-12.

CALVERT IMPACT FUND, INC.
CALVERT RESPONSIBLE INDEX SERIES, INC.
CALVERT SOCIAL INVESTMENT FUND
CALVERT WORLD VALUES FUND, INC.
THE CALVERT FUND
CALVERT MANAGEMENT SERIES
CALVERT VARIABLE PRODUCTS, INC.
CALVERT VARIABLE SERIES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement,
if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ X /    No fee required.

/ /    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction
computed pursuant to Exchange Act Rule 0-11 (set forth the
amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

/ /    Fee paid previously with preliminary materials.
/ /    Check box if any part of the fee is offset as provided by Exchange Act Rule

0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

THE CALVERT FUNDS
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 16, 2016
THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES/DIRECTORS

The undersigned, revoking previous proxies, hereby appoints Andrew K. Niebler, Esq., Robert D. Benson, Esq. and Monique S. Pattillo, Esq., and each of them, separately, true and lawful attorneys with full power of substitution of each, and hereby authorizes them to represent and to vote all shares that the undersigned is entitled to vote at the Special Meeting of Shareholders of Calvert Impact Fund, Inc., Calvert Responsible Index Series, Inc., Calvert Social Investment Fund, Calvert World Values Fund, Inc., The Calvert Fund, Calvert Management Series, Calvert Variable Products, Inc., and Calvert Variable Series, Inc. (the “Calvert Funds”), to be held in the Tenth Floor Conference Room of Calvert Investments, Inc., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 on Friday, December 16, 2016, at 9:00 a.m. Eastern Time, and at any adjournment or postponement thereof (the “Meeting”) as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Meeting and any adjournment or postponement thereof.

Receipt of the Notice of Special Meeting of Shareholders and Proxy Statement is hereby acknowledged. IF NO SPECIFICATIONS ARE MADE FOR THE PROPOSAL(S), THIS PROXY WILL BE VOTED FOR THE PROPOSAL(S) AT THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

IMPORTANT NOTICE
REGARDING THE AVAILABLITY OF PROXY MATERIALS
for the Special Meeting of Shareholders on December 16, 2016.
The Proxy Statement for this meeting is available at:
https://www.proxy-direct.com/cal-28217

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions available 24 hours

Note: Please date and sign exactly as the name appears on this Proxy. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. Corporate and partnership proxies should be signed by an authorized person. If shares are held jointly, each shareholder must sign.

Signature(s) (Title(s), if applicable)

Date CAL_28217_110716

DO NOT TEAR

FUND	FUND	FUND
Calvert Aggressive Allocation	Calvert Balanced	Calvert Bond
Calvert Capital Accumulation	Calvert Conservative Allocation	Calvert Dev Markets Ex-U.S. Responsible Index
Calvert Emerging Markets Equity	Calvert Equity	Calvert Global Energy Solutions
Calvert Global Water

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES/DIRECTORS. The Board of Trustees/Directors recommends that you vote FOR the following Proposal(s):

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

1.Election of Board Nominees.

				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Richard L. Baird, Jr.	02. Alice Gresham Bullock	03. Cari Dominguez	04. Miles D. Harper III	☐	☐	☐
05. John G. Guffey, Jr.	06. Joy V. Jones	07. Anthony A. Williams	08. John H. Streur

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.
____________________________________________________________________________________

2.	Approval of a new investment advisory agreement with Calvert Research and Management.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert Aggressive Allocation	☐	☐	☐	02 Calvert Balanced	☐	☐	☐
03 Calvert Bond	☐	☐	☐	04 Calvert Capital Accumulation	☐	☐	☐
05 Calvert Conservative Allocation	☐	☐	☐	06 Calvert Dev Markets Ex-U.S. Responsible Index	☐	☐	☐
07 Calvert Emerging Markets Equity	☐	☐	☐	08 Calvert Equity	☐	☐	☐
09 Calvert Global Energy Solutions	☐	☐	☐	10 Calvert Global Water	☐	☐	☐

3.	Approval of new investment sub-advisory agreements.

3A	Approval of new investment sub-advisory agreement with Atlanta Capital Management Company, LLC.

	FOR	AGAINST	ABSTAIN
Calvert Equity	☐	☐	☐

3B.    Approval of new investment sub-advisory agreement with Hermes Investment Management Limited.

	FOR	AGAINST	ABSTAIN
Calvert Emerging Markets Equity	☐	☐	☐

3C    Approval of new investment sub-advisory agreement with Ameritas Investment Partners, Inc.    Not Applicable

3D	Approval of new investment sub-advisory agreement with Milliman Financial Risk Management, LLC. Not Applicable

3E	Approval of new investment sub-advisory agreement with Eaton Vance Management (International) Limited.

Not Applicable

4.	Approval of distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940.

4A	Approval of Master Distribution Plan for Class A Shares.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert Aggressive Allocation - A	☐	☐	☐	02 Calvert Balanced - A	☐	☐	☐
03 Calvert Bond - A	☐	☐	☐	04 Calvert Capital Accumulation - A	☐	☐	☐
05 Calvert Conservative Allocation - A	☐	☐	☐	06 Calvert Dev Markets Ex-U.S. Responsible Index - A	☐	☐	☐
07 Calvert Emerging Markets Equity - A	☐	☐	☐	08 Calvert Equity - A	☐	☐	☐
09 Calvert Global Energy Solutions - A	☐	☐	☐	10 Calvert Global Water - A	☐	☐	☐

4B	Approval of Master Distribution Plan for Class C Shares.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert Aggressive Allocation - C	☐	☐	☐	02 Calvert Balanced - C	☐	☐	☐
03 Calvert Bond - C	☐	☐	☐	04 Calvert Capital Accumulation - C	☐	☐	☐
05 Calvert Conservative Allocation - C	☐	☐	☐	06 Calvert Dev Markets Ex-U.S. Responsible Index - C	☐	☐	☐
07 Calvert Emerging Markets Equity - C	☐	☐	☐	08 Calvert Equity - C	☐	☐	☐
09 Calvert Global Energy Solutions - C	☐	☐	☐	10 Calvert Global Water - C	☐	☐	☐

4C	Approval of Master Distribution Plan for Class R Shares.

Not Applicable

4D	Approval of Master Distribution Plan for Class F Shares. Not Applicable

5.	Approval of amendment to the declaration of trust, which grants the Board the authority to amend, in limited circumstances, the declaration of trust without shareholder approval.

5A	Approval of Amendment to Calvert Management Series’ Declaration of Trust.

Not Applicable

5B    Approval of Amendment to The Calvert Fund’s Declaration of Trust.

Not Applicable

5C    Approval of Amendment to Calvert Social Investment Fund’s Declaration of Trust.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert Aggressive Allocation	☐	☐	☐	02 Calvert Balanced	☐	☐	☐
03 Calvert Bond	☐	☐	☐	04 Calvert Conservative Allocation	☐	☐	☐
05 Calvert Equity	☐	☐	☐

6.    Approval of Investments in the Calvert Foundation.

6A	Reaffirmation and approval of your Fund’s ability to invest in notes issued by Calvert Social Investment Foundation.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert Aggressive Allocation	☐	☐	☐	02 Calvert Balanced	☐	☐	☐
03 Calvert Bond	☐	☐	☐	04 Calvert Capital Accumulation	☐	☐	☐
05 Calvert Conservative Allocation	☐	☐	☐	06 Calvert Dev Markets Ex-U.S. Responsible Index	☐	☐	☐
07 Calvert Emerging Markets Equity	☐	☐	☐	08 Calvert Equity	☐	☐	☐
09 Calvert Global Energy Solutions	☐	☐	☐	10 Calvert Global Water	☐	☐	☐

6B
Approval of your Fund’s reliance on a potential future exemptive order that may be granted by the SEC to Calvert Research and Management regarding Fund investments in notes issued by Calvert Social Investment Foundation.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert Aggressive Allocation	☐	☐	☐	02 Calvert Balanced	☐	☐	☐
03 Calvert Bond	☐	☐	☐	04 Calvert Capital Accumulation	☐	☐	☐
05 Calvert Conservative Allocation	☐	☐	☐	06 Calvert Dev Markets Ex-U.S. Responsible Index	☐	☐	☐
07 Calvert Emerging Markets Equity	☐	☐	☐	08 Calvert Equity	☐	☐	☐
09 Calvert Global Energy Solutions	☐	☐	☐	10 Calvert Global Water	☐	☐	☐

7.    To consider and act upon any other business that may properly come before the Meeting and any adjournment or postponement thereof.

IMPORTANT: PLEASE SIGN AND DATE BEFORE MAILING.
CAL_28217_110716

THE CALVERT FUNDS
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 16, 2016
THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES/DIRECTORS

The undersigned, revoking previous proxies, hereby appoints Andrew K. Niebler, Esq., Robert D. Benson, Esq. and Monique S. Pattillo, Esq., and each of them, separately, true and lawful attorneys with full power of substitution of each, and hereby authorizes them to represent and to vote all shares that the undersigned is entitled to vote at the Special Meeting of Shareholders of Calvert Impact Fund, Inc., Calvert Responsible Index Series, Inc., Calvert Social Investment Fund, Calvert World Values Fund, Inc., The Calvert Fund, Calvert Management Series, Calvert Variable Products, Inc., and Calvert Variable Series, Inc. (the “Calvert Funds”), to be held in the Tenth Floor Conference Room of Calvert Investments, Inc., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 on Friday, December 16, 2016, at 9:00 a.m. Eastern Time, and at any adjournment or postponement thereof (the “Meeting”) as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Meeting and any adjournment or postponement thereof.

Receipt of the Notice of Special Meeting of Shareholders and Proxy Statement is hereby acknowledged. IF NO SPECIFICATIONS ARE MADE FOR THE PROPOSAL(S), THIS PROXY WILL BE VOTED FOR THE PROPOSAL(S) AT THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

IMPORTANT NOTICE
REGARDING THE AVAILABLITY OF PROXY MATERIALS
for the Special Meeting of Shareholders on December 16, 2016.
The Proxy Statement for this meeting is available at:
https://www.proxy-direct.com/cal-28217

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions available 24 hours

Note: Please date and sign exactly as the name appears on this Proxy. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. Corporate and partnership proxies should be signed by an authorized person. If shares are held jointly, each shareholder must sign.

Signature(s) (Title(s), if applicable)

Date CAL_28217_110716

DO NOT TEAR

FUND	FUND	FUND
Calvert Green Bond	Calvert High Yield Bond	Calvert Income
Calvert International Equity	Calvert International Opportunities	Calvert Long-Term Income
Calvert Moderate Allocation	Calvert Short Duration Income	Calvert Small Cap
Calvert Tax-Free Responsible Impact Bond

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES/DIRECTORS. The Board of Trustees/Directors recommends that you vote FOR the following Proposal(s):

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

1.	Election of Board Nominees.

				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Richard L. Baird, Jr.	02. Alice Gresham Bullock	03. Cari Dominguez	04. Miles D. Harper III	☐	☐	☐
05. John G. Guffey, Jr.	06. Joy V. Jones	07. Anthony A. Williams	08. John H. Streur

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.
____________________________________________________________________________________

2.	Approval of a new investment advisory agreement with Calvert Research and Management.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert Green Bond	☐	☐	☐	02 Calvert High Yield Bond	☐	☐	☐
03 Calvert Income	☐	☐	☐	04 Calvert International Equity	☐	☐	☐
05 Calvert International Opportunities	☐	☐	☐	06 Calvert Long-Term Income	☐	☐	☐
07 Calvert Moderate Allocation	☐	☐	☐	08 Calvert Short Duration Income	☐	☐	☐
09 Calvert Small Cap	☐	☐	☐	10 Calvert Tax-Free Responsible Impact Bond	☐	☐	☐

3.	Approval of new investment sub-advisory agreements.

3A	Approval of new investment sub-advisory agreement with Atlanta Capital Management Company, LLC.

Not Applicable

3B.    Approval of new investment sub-advisory agreement with Hermes Investment Management Limited.

Not Applicable

3C    Approval of new investment sub-advisory agreement with Ameritas Investment Partners, Inc.    Not Applicable

3D	Approval of new investment sub-advisory agreement with Milliman Financial Risk Management, LLC. Not Applicable

3E	Approval of new investment sub-advisory agreement with Eaton Vance Management (International) Limited.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert International Equity	☐	☐	☐	02 Calvert International Opportunities Fund	☐	☐	☐

4.	Approval of distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940.

4A	Approval of Master Distribution Plan for Class A Shares.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert Green Bond - A	☐	☐	☐	02 Calvert High Yield Bond - A	☐	☐	☐
03 Calvert Income - A	☐	☐	☐	04 Calvert International Equity - A	☐	☐	☐
05 Calvert International Opportunities - A	☐	☐	☐	06 Calvert Long-Term Income - A	☐	☐	☐
07 Calvert Moderate Allocation - A	☐	☐	☐	08 Calvert Short Duration Income - A	☐	☐	☐
09 Calvert Small Cap - A	☐	☐	☐	10 Calvert Tax-Free Responsible Impact Bond - A	☐	☐	☐

4B	Approval of Master Distribution Plan for Class C Shares.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert High Yield Bond - C	☐	☐	☐	02 Calvert Income - C	☐	☐	☐
03 Calvert International Equity – C	☐	☐	☐	04 Calvert International Opportunities - C	☐	☐	☐
05 Calvert Moderate Allocation - C	☐	☐	☐	06 Calvert Short Duration Income - C	☐	☐	☐
07 Calvert Small Cap - C	☐	☐	☐	08 Calvert Tax-Free Responsible Impact Bond - C	☐	☐	☐

4C	Approval of Master Distribution Plan for Class R Shares.

	FOR	AGAINST	ABSTAIN
01 Calvert Income - R	☐	☐	☐

4D	Approval of Master Distribution Plan for Class F Shares. Not Applicable

5.	Approval of amendment to the declaration of trust, which grants the Board the authority to amend, in limited circumstances, the declaration of trust without shareholder approval.

5A	Approval of Amendment to Calvert Management Series’ Declaration of Trust.

	FOR	AGAINST	ABSTAIN
01 Calvert Tax-Free Responsible Impact Bond	☐	☐	☐

5B    Approval of Amendment to The Calvert Fund’s Declaration of Trust.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert High Yield Bond	☐	☐	☐	02 Calvert Income	☐	☐	☐
03 Calvert Long-Term Income	☐	☐	☐	04 Calvert Short Duration Income	☐	☐	☐

5C    Approval of Amendment to Calvert Social Investment Fund’s Declaration of Trust.

	FOR	AGAINST	ABSTAIN
01 Calvert Moderate Allocation	☐	☐	☐

6.    Approval of Investments in the Calvert Foundation.

6A	Reaffirmation and approval of your Fund’s ability to invest in notes issued by Calvert Social Investment Foundation.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert Green Bond	☐	☐	☐	02 Calvert High Yield Bond	☐	☐	☐
03 Calvert Income	☐	☐	☐	04 Calvert International Equity	☐	☐	☐
05 Calvert International Opportunities	☐	☐	☐	06 Calvert Long-Term Income	☐	☐	☐
07 Calvert Moderate Allocation	☐	☐	☐	08 Calvert Short Duration Income	☐	☐	☐
09 Calvert Small Cap	☐	☐	☐	10 Calvert Tax-Free Responsible Impact Bond	☐	☐	☐

6B
Approval of your Fund’s reliance on a potential future exemptive order that may be granted by the SEC to Calvert Research and Management regarding Fund investments in notes issued by Calvert Social Investment Foundation.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert Green Bond	☐	☐	☐	02 Calvert High Yield Bond	☐	☐	☐
03 Calvert Income	☐	☐	☐	04 Calvert International Equity	☐	☐	☐
05 Calvert International Opportunities	☐	☐	☐	06 Calvert Long-Term Income	☐	☐	☐
07 Calvert Moderate Allocation	☐	☐	☐	08 Calvert Short Duration Income	☐	☐	☐
09 Calvert Small Cap	☐	☐	☐	10 Calvert Tax-Free Responsible Impact Bond	☐	☐	☐
FOR AGAINST ABSTAIN    FOR AGAINST ABSTAIN

7.    To consider and act upon any other business that may properly come before the Meeting and any adjournment or postponement thereof.

IMPORTANT: PLEASE SIGN AND DATE BEFORE MAILING.
CAL_28217_110716

THE CALVERT FUNDS
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 16, 2016
THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES/DIRECTORS

The undersigned, revoking previous proxies, hereby appoints Andrew K. Niebler, Esq., Robert D. Benson, Esq. and Monique S. Pattillo, Esq., and each of them, separately, true and lawful attorneys with full power of substitution of each, and hereby authorizes them to represent and to vote all shares that the undersigned is entitled to vote at the Special Meeting of Shareholders of Calvert Impact Fund, Inc., Calvert Responsible Index Series, Inc., Calvert Social Investment Fund, Calvert World Values Fund, Inc., The Calvert Fund, Calvert Management Series, Calvert Variable Products, Inc., and Calvert Variable Series, Inc. (the “Calvert Funds”), to be held in the Tenth Floor Conference Room of Calvert Investments, Inc., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 on Friday, December 16, 2016, at 9:00 a.m. Eastern Time, and at any adjournment or postponement thereof (the “Meeting”) as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Meeting and any adjournment or postponement thereof.

Receipt of the Notice of Special Meeting of Shareholders and Proxy Statement is hereby acknowledged. IF NO SPECIFICATIONS ARE MADE FOR THE PROPOSAL(S), THIS PROXY WILL BE VOTED FOR THE PROPOSAL(S) AT THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

IMPORTANT NOTICE
REGARDING THE AVAILABLITY OF PROXY MATERIALS
for the Special Meeting of Shareholders on December 16, 2016.
The Proxy Statement for this meeting is available at:
https://www.proxy-direct.com/cal-28217

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions available 24 hours

Note: Please date and sign exactly as the name appears on this Proxy. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. Corporate and partnership proxies should be signed by an authorized person. If shares are held jointly, each shareholder must sign.

Signature(s) (Title(s), if applicable)

Date CAL_28217_110716

DO NOT TEAR

FUND	FUND	FUND
Calvert Ultra-Short Income	Calvert Unconstrained Bond	Calvert U.S. Large Cap Core Responsible Index
Calvert U.S. Large Cap Growth Responsible Index	Calvert U.S. Large Cap Value Responsible Index	Calvert U.S. Mid Cap Core Responsible Index

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES/DIRECTORS. The Board of Trustees/Directors recommends that you vote FOR the following Proposal(s):

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

1.	Election of Board Nominees.

				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Richard L. Baird, Jr.	02. Alice Gresham Bullock	03. Cari Dominguez	04. Miles D. Harper III	☐	☐	☐
05. John G. Guffey, Jr.	06. Joy V. Jones	07. Anthony A. Williams	08. John H. Streur

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.
____________________________________________________________________________________

2.	Approval of a new investment advisory agreement with Calvert Research and Management.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert Ultra-Short Income	☐	☐	☐	02 Calvert Unconstrained Bond	☐	☐	☐
03 Calvert U.S. Large Cap Core Responsible Index	☐	☐	☐	04 Calvert U.S. Large Cap Growth Responsible Index	☐	☐	☐
05 Calvert U.S. Large Cap Value Responsible Index	☐	☐	☐	06 Calvert U.S. Mid Cap Core Responsible Index	☐	☐	☐

3.	Approval of new investment sub-advisory agreements.

3A	Approval of new investment sub-advisory agreement with Atlanta Capital Management Company, LLC.

Not Applicable

3B.    Approval of new investment sub-advisory agreement with Hermes Investment Management Limited.

Not Applicable

3C    Approval of new investment sub-advisory agreement with Ameritas Investment Partners, Inc.    Not Applicable

3D	Approval of new investment sub-advisory agreement with Milliman Financial Risk Management, LLC. Not Applicable

3E	Approval of new investment sub-advisory agreement with Eaton Vance Management (International) Limited.

Not Applicable

4.	Approval of distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940.

4A	Approval of Master Distribution Plan for Class A Shares.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert Ultra-Short Income - A	☐	☐	☐	02 Calvert Unconstrained Bond - A	☐	☐	☐
03 Calvert U.S. Large Cap Core Responsible Index - A	☐	☐	☐	04 Calvert U.S. Large Cap Growth Responsible Index - A	☐	☐	☐
05 Calvert U.S. Large Cap Value Responsible Index - A	☐	☐	☐	06 Calvert U.S. Mid Cap Core Responsible Index - A	☐	☐	☐

4B	Approval of Master Distribution Plan for Class C Shares.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert Ultra-Short Income - C	☐	☐	☐	02 Calvert Unconstrained Bond - C	☐	☐	☐
03 Calvert U.S. Large Cap Core Responsible Index - C	☐	☐	☐	04 Calvert U.S. Large Cap Growth Responsible Index - C	☐	☐	☐
05 Calvert U.S. Large Cap Value Responsible Index - C	☐	☐	☐	06 Calvert U.S. Mid Cap Core Responsible Index - C	☐	☐	☐

4C	Approval of Master Distribution Plan for Class R Shares.

Not Applicable

4D	Approval of Master Distribution Plan for Class F Shares. Not Applicable

5.	Approval of amendment to the declaration of trust, which grants the Board the authority to amend, in limited circumstances, the declaration of trust without shareholder approval.

5A	Approval of Amendment to Calvert Management Series’ Declaration of Trust.

	FOR	AGAINST	ABSTAIN
01 Calvert Unconstrained Bond	☐	☐	☐

5B    Approval of Amendment to The Calvert Fund’s Declaration of Trust.

	FOR	AGAINST	ABSTAIN
01 Calvert Ultra-Short Income	☐	☐	☐

5C    Approval of Amendment to Calvert Social Investment Fund’s Declaration of Trust.
Not Applicable

6.    Approval of Investments in the Calvert Foundation.

6A	Reaffirmation and approval of your Fund’s ability to invest in notes issued by Calvert Social Investment Foundation.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert Ultra-Short Income	☐	☐	☐	02 Calvert Unconstrained Bond	☐	☐	☐
03 Calvert U.S. Large Cap Core Responsible Index	☐	☐	☐	04 Calvert U.S. Large Cap Growth Responsible Index	☐	☐	☐
05 Calvert U.S. Large Cap Value Responsible Index	☐	☐	☐	06 Calvert U.S. Mid Cap Core Responsible Index	☐	☐	☐

6B
Approval of your Fund’s reliance on a potential future exemptive order that may be granted by the SEC to Calvert Research and Management regarding Fund investments in notes issued by Calvert Social Investment Foundation.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert Ultra-Short Income	☐	☐	☐	02 Calvert Unconstrained Bond	☐	☐	☐
03 Calvert U.S. Large Cap Core Responsible Index	☐	☐	☐	04 Calvert U.S. Large Cap Growth Responsible Index	☐	☐	☐
05 Calvert U.S. Large Cap Value Responsible Index	☐	☐	☐	06 Calvert U.S. Mid Cap Core Responsible Index	☐	☐	☐

7.    To consider and act upon any other business that may properly come before the Meeting and any adjournment or postponement thereof.

IMPORTANT: PLEASE SIGN AND DATE BEFORE MAILING.
CAL_28217_110716

THE CALVERT FUNDS
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 16, 2016
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, revoking previous proxies, hereby appoints Andrew K. Niebler, Esq., Robert D. Benson, Esq. and Monique S. Pattillo, Esq., and each of them, separately, true and lawful attorneys with full power of substitution of each, and hereby authorizes them to represent and to vote all shares that the undersigned is entitled to vote at the Special Meeting of Shareholders of Calvert Impact Fund, Inc., Calvert Responsible Index Series, Inc., Calvert Social Investment Fund, Calvert World Values Fund, Inc., The Calvert Fund, Calvert Management Series, Calvert Variable Products, Inc., and Calvert Variable Series, Inc. (the “Calvert Funds”), to be held in the Tenth Floor Conference Room of Calvert Investments, Inc., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 on Friday, December 16, 2016, at 9:00 a.m. Eastern Time, and at any postponement or adjournment thereof (the “Meeting”) as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Meeting and any adjournment or postponement thereof.

Receipt of the Notice of Special Meeting of Shareholders and Proxy Statement is hereby acknowledged. IF NO SPECIFICATIONS ARE MADE FOR THE PROPOSAL(S), THIS PROXY WILL BE VOTED FOR THE PROPOSAL(S) AT THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

IMPORTANT NOTICE
REGARDING THE AVAILABLITY OF PROXY MATERIALS
for the Special Meeting of Shareholders on December 16, 2016.
The Proxy Statement for this meeting is available at:
https://www.proxy-direct.com/cal-28297

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions available 24 hours

Note: Please date and sign exactly as the name appears on this Proxy. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. Corporate and partnership proxies should be signed by an authorized person. If shares are held jointly, each shareholder must sign.

Signature(s) (Title(s), if applicable)

Date CAL_28297_110116

DO NOT TEAR

FUND	FUND	FUND
Calvert VP EAFE International Index	Calvert VP Investment Grade Bond Index	Calvert VP Nasdaq 100 Index
Calvert VP Russell 2000 Small Cap Index	Calvert VP S&P 500 Index	Calvert VP S&P MidCap 400 Index
Calvert VP SRI Balanced	Calvert VP SRI Mid Cap	Calvert VP Volatility Managed Growth
Calvert VP Volatility Managed Moderate Growth	Calvert VP Volatility Managed Moderate

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The Board of Directors recommends that you vote FOR the following Proposal(s):

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

1.Election of Board Nominees.

				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Richard L. Baird, Jr.	02. Alice Gresham Bullock	03. Cari Dominguez	04. Miles D. Harper III	☐	☐	☐
05. John G. Guffey, Jr.	06. Joy V. Jones	07. Anthony A. Williams	08. John H. Streur

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	Approval of a new investment advisory agreement with Calvert Research and Management.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert VP EAFE International Index	☐	☐	☐	02 Calvert VP Investment Grade Bond Index	☐	☐	☐
03 Calvert VP Nasdaq 100 Index	☐	☐	☐	04 Calvert VP Russell 2000 Small Cap Index	☐	☐	☐
05 Calvert VP S&P 500 Index	☐	☐	☐	06 Calvert VP S&P MidCap 400 Index	☐	☐	☐
07 Calvert VP SRI Balanced	☐	☐	☐	08 Calvert VP SRI Mid Cap	☐	☐	☐
09 Calvert VP Volatility Managed Growth	☐	☐	☐	10 Calvert VP Volatility Managed Moderate Growth	☐	☐	☐
11 Calvert VP Volatility Managed Moderate	☐	☐	☐

3.    Approval of new investment sub-advisory agreements.

3A	Approval of new investment sub-advisory agreement with Atlanta Capital Management Company, LLC. Not Applicable

3B.    Approval of new investment sub-advisory agreement with Hermes Investment Management Limited.    Not Applicable

3C    Approval of new investment sub-advisory agreement with Ameritas Investment Partners, Inc.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert VP Investment Grade Bond Index	☐	☐	☐	02 Calvert VP Nasdaq 100 Index	☐	☐	☐
03 Calvert VP Russell 2000 Small Cap Index	☐	☐	☐	04 Calvert VP S&P 500 Index	☐	☐	☐
05 Calvert VP S&P MidCap 400 Index	☐	☐	☐	06 Calvert VP Volatility Managed Growth	☐	☐	☐
07 Calvert VP Volatility Managed Moderate Growth	☐	☐	☐	08 Calvert VP Volatility Managed Moderate	☐	☐	☐

3D	Approval of new investment sub-advisory agreement with Milliman Financial Risk Management, LLC.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert VP Volatility Managed Growth	☐	☐	☐	02 Calvert VP Volatility Managed Moderate Growth	☐	☐	☐
03 Calvert VP Volatility Managed Moderate	☐	☐	☐

3E	Approval of new investment sub-advisory agreement with Eaton Vance Management (International) Limited. Not Applicable

4.	Approval of distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940.

4A	Approval of Master Distribution Plan for Class A Shares. Not Applicable

4B	Approval of Master Distribution Plan for Class C Shares. Not Applicable

4C	Approval of Master Distribution Plan for Class R Shares. Not Applicable

4D	Approval of Master Distribution Plan for Class F Shares.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert VP EAFE International Index - F	☐	☐	☐	02 Calvert VP Investment Grade Bond Index - F	☐	☐	☐
03 Calvert VP Nasdaq 100 Index - F	☐	☐	☐	04 Calvert VP Russell 2000 Small Cap Index	☐	☐	☐
05 Calvert VP S&P MidCap 400 Index - F	☐	☐	☐	06 Calvert VP SRI Balanced - F	☐	☐	☐
07 Calvert VP Volatility Managed Growth - F	☐	☐	☐	08 Calvert VP Volatility Managed Moderate Growth - F	☐	☐	☐
09 alvert VP Volatility Managed Moderate - F	☐	☐	☐

5.	Approval of amendment to the declaration of trust, which grants the Board the authority to amend, in limited circumstances, the declaration of trust without shareholder approval.

5A	Approval of Amendment to Calvert Management Series’ Declaration of Trust. Not Applicable

5B    Approval of Amendment to The Calvert Fund’s Declaration of Trust.        Not Applicable

5C    Approval of Amendment to Calvert Social Investment Fund’s Declaration of Trust.    Not Applicable

6.    Approval of Investments in the Calvert Foundation.

6A	Reaffirmation and approval of your Fund’s ability to invest in notes issued by Calvert Social Investment Foundation.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert VP SRI Balanced	☐	☐	☐	02 Calvert VP SRI Mid Cap	☐	☐	☐

6B
Approval of your Fund’s reliance on a potential future exemptive order that may be granted by the SEC to Calvert Research and Management regarding Fund investments in notes issued by Calvert Social Investment Foundation.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert VP SRI Balanced	☐	☐	☐	02 Calvert VP SRI Mid Cap	☐	☐	☐

7.    To consider and act upon any other business that may properly come before the Meeting and any adjournment or postponement thereof.

IMPORTANT: PLEASE SIGN AND DATE BEFORE MAILING.
CAL_28297_110116

VOTING INSTRUCTION CARD                                                                                                         VOTING INSTRUCTION CARD

THE CALVERT FUNDS
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 16, 2016

INSURANCE COMPANY DROP-IN
The above-referenced insurance company (the “Company”) is using this Voting Instruction Card to solicit voting instructions from its contract owners who hold unit values in a separate account of the Company that invests in the below-named fund(s) (the “Fund”).

The undersigned contract owner instructs the Company to vote, at the Special Meeting of Shareholders and at any adjournments or postponements thereof (the “Meeting”), all shares of the Fund(s) attributable to his or her contract or interest in the relevant separate account as directed below. The undersigned acknowledges receipt of the Fund’s Notice of Special Meeting of Shareholders and Proxy Statement.

If you sign below but do not mark instructions, the Company will vote all shares of the Fund(s) attributable to your account value FOR the proposals. If you fail to return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contract owners in the separate account.
IMPORTANT NOTICE
REGARDING THE AVAILABLITY OF PROXY MATERIALS
for the Special Meeting of Shareholders on December 16, 2016.
The Proxy Statement for this meeting is available at:
https://www.proxy-direct.com/cal-28297

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions available 24 hours

Note: Please date and sign exactly as the name appears on this Proxy. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. Corporate and partnership proxies should be signed by an authorized person. If shares are held jointly, each shareholder must sign.

Signature(s) (Title(s), if applicable)

Date CAL_28297_110116_VI

DO NOT TEAR

FUND	FUND	FUND
Calvert VP EAFE International Index	Calvert VP Investment Grade Bond Index	Calvert VP Nasdaq 100 Index
Calvert VP Russell 2000 Small Cap Index	Calvert VP S&P 500 Index	Calvert VP S&P MidCap 400 Index
Calvert VP SRI Balanced	Calvert VP SRI Mid Cap	Calvert VP Volatility Managed Growth
Calvert VP Volatility Managed Moderate Growth	Calvert VP Volatility Managed Moderate

THIS VOTING INSTRUCTION CARD IS SOLICITED BY THE BOARD OF DIRECTORS. The Board of Directors recommends that you vote FOR the following Proposal(s):

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

1.Election of Board Nominees.

				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Richard L. Baird, Jr.	02. Alice Gresham Bullock	03. Cari Dominguez	04. Miles D. Harper III	☐	☐	☐
05. John G. Guffey, Jr.	06. Joy V. Jones	07. Anthony A. Williams	08. John H. Streur

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.
_____________________________________________________________________________________________________

2.	Approval of a new investment advisory agreement with Calvert Research and Management.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert VP EAFE International Index	☐	☐	☐	02 Calvert VP Investment Grade Bond Index	☐	☐	☐
03 Calvert VP Nasdaq 100 Index	☐	☐	☐	04 Calvert VP Russell 2000 Small Cap Index	☐	☐	☐
05 Calvert VP S&P 500 Index	☐	☐	☐	06 Calvert VP S&P MidCap 400 Index	☐	☐	☐
07 Calvert VP SRI Balanced	☐	☐	☐	08 Calvert VP SRI Mid Cap	☐	☐	☐
09 Calvert VP Volatility Managed Growth	☐	☐	☐	10 Calvert VP Volatility Managed Moderate Growth	☐	☐	☐
11 Calvert VP Volatility Managed Moderate	☐	☐	☐

3.    Approval of new investment sub-advisory agreements.

3A	Approval of new investment sub-advisory agreement with Atlanta Capital Management Company, LLC. Not Applicable

3B.    Approval of new investment sub-advisory agreement with Hermes Investment Management Limited.    Not Applicable

3C    Approval of new investment sub-advisory agreement with Ameritas Investment Partners, Inc.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert VP Investment Grade Bond Index	☐	☐	☐	02 Calvert VP Nasdaq 100 Index	☐	☐	☐
03 Calvert VP Russell 2000 Small Cap Index	☐	☐	☐	04 Calvert VP S&P 500 Index	☐	☐	☐
05 Calvert VP S&P MidCap 400 Index	☐	☐	☐	06 Calvert VP Volatility Managed Growth	☐	☐	☐
07 Calvert VP Volatility Managed Moderate Growth	☐	☐	☐	08 Calvert VP Volatility Managed Moderate	☐	☐	☐

3D	Approval of new investment sub-advisory agreement with Milliman Financial Risk Management, LLC.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert VP Volatility Managed Growth	☐	☐	☐	02 Calvert VP Volatility Managed Moderate Growth	☐	☐	☐
03 Calvert VP Volatility Managed Moderate	☐	☐	☐

3E	Approval of new investment sub-advisory agreement with Eaton Vance Management (International) Limited. Not Applicable

4.	Approval of distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940.

4A	Approval of Master Distribution Plan for Class A Shares. Not Applicable

4B	Approval of Master Distribution Plan for Class C Shares. Not Applicable

4C	Approval of Master Distribution Plan for Class R Shares. Not Applicable

4D	Approval of Master Distribution Plan for Class F Shares.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert VP EAFE International Index - F	☐	☐	☐	02 Calvert VP Investment Grade Bond Index - F	☐	☐	☐
03 Calvert VP Nasdaq 100 Index - F	☐	☐	☐	04 Calvert VP Russell 2000 Small Cap Index	☐	☐	☐
05 Calvert VP S&P MidCap 400 Index - F	☐	☐	☐	06 Calvert VP SRI Balanced - F	☐	☐	☐
07 Calvert VP Volatility Managed Growth - F	☐	☐	☐	08 Calvert VP Volatility Managed Moderate Growth - F	☐	☐	☐
09 alvert VP Volatility Managed Moderate - F	☐	☐	☐

5.	Approval of amendment to the declaration of trust, which grants the Board the authority to amend, in limited circumstances, the declaration of trust without shareholder approval.

5A	Approval of Amendment to Calvert Management Series’ Declaration of Trust. Not Applicable

5B    Approval of Amendment to The Calvert Fund’s Declaration of Trust.        Not Applicable

5C    Approval of Amendment to Calvert Social Investment Fund’s Declaration of Trust.    Not Applicable

6.    Approval of Investments in the Calvert Foundation.

6A	Reaffirmation and approval of your Fund’s ability to invest in notes issued by Calvert Social Investment Foundation.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert VP SRI Balanced	☐	☐	☐	02 Calvert VP SRI Mid Cap	☐	☐	☐

6B
Approval of your Fund’s reliance on a potential future exemptive order that may be granted by the SEC to Calvert Research and Management regarding Fund investments in notes issued by Calvert Social Investment Foundation.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Calvert VP SRI Balanced	☐	☐	☐	02 Calvert VP SRI Mid Cap	☐	☐	☐

7.    To consider and act upon any other business that may properly come before the Meeting and any adjournment or postponement thereof.

IMPORTANT: PLEASE SIGN AND DATE BEFORE MAILING.
CAL_28297_110116_VI